                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                    -----


                                  FORM 8-K

                               CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d)

                   OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported) November 24, 1998

                     ContiSecurities Asset Funding Corp.
        -------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

         Delaware                       333-61863              13-2937238
----------------------------           ------------           -------------
(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                 File Number)            ID Number)

3811 West Charleston Boulevard, Las Vegas, Nevada                       89102
-----------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)

Registrant's Telephone Number,
including area code:                                            (702)822-5386
-----------------------------------------------------------------------------



        (Former name or former address, if changed since last report)

Item 5.    Other Events

Filing of Computational Materials and Consent of Independent Accountants.

         This Current Report on Form 8-K is being filed to file a copy of the Final Computational Materials (as defined below) prepared by Credit Suisse First Boston, as an underwriter, in connection with the issuance by ContiMortgage Home Equity Loan Trust 1998-4 of Home Equity Loan Pass-Through Certificates, Series 1998-4. The term "Computational Materials" shall have the meaning given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission (the "SEC") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as made applicable to other issuers and underwriters by the Commission in response to the request of the Public Securities Association dated May 24, 1994, and as supplemented in the No-Action Letter of February 17, 1995 issued by the SEC to the Public Securities Association.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1   Computational Materials

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         CONTISECURITIES ASSET FUNDING CORP.,
                                         as Depositor


                                         By:  /s/ John Banu
                                            -----------------------------------
                                            Name:  John Banu
                                            Title: Authorized Signatory




                                         CONTISECURITIES ASSET FUNDING CORP.,
                                         as Depositor


                                         By:  /s/ Mary Rappoport
                                            -----------------------------------
                                            Name:  Mary Rappoport
                                            Title: Authorized Signatory

Dated: November 24, 1998

                                EXHIBIT INDEX

Exhibit                                                               Page
-------                                                               ----

99.1    Computational Materials